UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): MAY 10, 2006

                              LIFETIME BRANDS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        0-19254                                             11-2682486
(Commission File Number)                       (IRS Employer Identification No.)


                  ONE MERRICK AVENUE, WESTBURY, NEW YORK, 11590
               (Address of Principal Executive Offices)(Zip Code)

        (Registrant's Telephone Number, Including Area Code) 516-683-6000

        (Former Name or Former Address, if Changed Since Last Report) N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 10, 2006, Lifetime Brands, Inc. (the "Company") entered into a 15-year lease agreement (the "Lease Agreement") for approximately 114,000 square feet of office and warehouse space located in The Business and Research Center at Garden City located at 1000 Stewart Avenue in Garden City, New York ("1000 Stewart Avenue"). The location will serve as the Company's new corporate headquarters. Annual rent will be approximately $1.9 million with annual escalations of 2.625% per year, plus additional rent to cover real estate taxes. Occupancy is anticipated to be in December 2006. The Company currently owns and occupies a building at One Merrick Avenue, Westbury, New York with total square footage of approximately 47,000 square feet ("One Merrick Avenue"). The Company has not yet made a decision with respect to its future plans for One Merrick Avenue. The increased office space is needed due to the significant growth of the Company's business, including the July 2005 acquisition of the business and certain assets of The Pfaltzgraff Co. and the April 2006 acquisition of the business and certain assets of Syratech Corporation. The move to 1000 Stewart Avenue will not affect the Company's current distribution facilities.

The information provided in this Item 1.01 is qualified in its entirety by reference to the terms and conditions of the Lease Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information herein contains certain forward-looking statements including statements concerning the Company's future prospects. These statements involve risks and uncertainties, including risks relating to general economic conditions and risks relating to the Company's operations, such as the risk of loss of major customers and risks relating to changes in demand for the Company's products, as detailed from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

           99.1 Lease Agreement dated as of May 10, 2006 between AG Metropolitan Endo, L.L.C and Lifetime Brands, Inc. for the property located at 1000 Stewart Avenue in Garden City, New York.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Lifetime Brands, Inc.

                                    By:     /s/ Robert McNally
                                            ------------------
                                            Robert McNally
                                            Vice President of Finance and
                                            Chief Financial Officer

Date:  May 15, 2006


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                                 LEASE AGREEMENT

                                    LANDLORD:

                          AG METROPOLITAN ENDO, L.L.C.,
                      A DELAWARE LIMITED LIABILITY COMPANY

                                     TENANT:

                             LIFETIME BRANDS, INC.,
                             A DELAWARE CORPORATION